Permian Basin, TX ‘38 Gas Flare Deventci R-1 well February, 2011 Bulgaria Overview Exhibit 99.1

Disclaimer

Outlooks, projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic  Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities;
revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include changes in long-term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors; unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading  “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Reports on Form 10-Qfor the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010 available at our website at
www.transatlanticpetroleum.com  and www.sec.gov. See also TransAtlantic’s 2009 audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.
Estimates of resources were prepared internally by Direct Petroleum. They have not been audited or evaluated by a third party reservoir engineer.
Forward-Looking Statements

Expansion into Bulgaria and Increased Presence in Morocco
(February 3, 2011) –
TransAtlantic has entered into an agreement with Direct
Acquisition of Direct Bulgaria and the Direct Morocco Subsidiaries
Direct Bulgaria

“The acquisition of Direct Bulgaria will add
significant opportunities for the Company, and
geographically it bridges our operations in Turkey
and Romania.  The deep gas potential evidenced by
the Deventci discovery well and the significant shale
potential in the Etropole formation provide near-
term and long-term catalysts for the Company,
without unnecessarily diverting resources from our
core assets in Turkey.  The addition of the interests
in Morocco allows TransAtlantic to consolidate our
ability to develop the prospects there,” said Malone
Mitchell, the Company’s Chairman.
Under the terms of the Purchase Agreement, at closing TransAtlantic Worldwide will pay DPE $2.0 million in cash and the Company will issue to DPE 8,924,478 shares of the Company’s common stock in a private placement.  In addition, based on the achievement of three distinct defined milestones (primarily keyed to commercially viable success on certain licenses in Morocco and Bulgaria), DPE would be entitled to receive additional shares of the Company’s common stock with an aggregate value of up to $26.0 million.
Upon the closing of the transaction, TransAtlantic will be the parent company of
Direct Bulgaria, which owns 100% of the working interests in the A-Lovech exploration license and the Aglen block license, covering an aggregate of approximately 600,000 acres (2,288 square kilometers) in Bulgaria. The A-Lovech license contains the Deventci R-1 well, which discovered a hydrothermal dolomite reservoir in the Jurassic Orzirovo formation at a depth of approximately 4,200 meters.  The well is currently producing approximately 250 mcf per day, on a limited test basis, which is processed in a CNG facility adjacent to the Deventci R-1 well.  The Company plans to appraise this discovery by drilling a second well, the
Deventici-R2, on the A-Lovech license later this year which will be located based upon a recently acquired 3D survey over the discovery area.

The A-Lovech license is also estimated to contain over 300,000 acres prospective for Etropole shale (at a depth of approximately 3,800 meters) which was recently certified as a geologic discovery by the Bulgarian government.  It is anticipated that coring the Etropole interval in the Deventici R-2 well will greatly enhance the technical understanding of the potential of this shale play.  The third established prospective area is a deep gas field on the Aglen block license that produced approximately 9 Bcf before being abandoned in the late 1990s.
Petroleum Exploration, Inc. (“DPE”) under which TransAtlantic would acquire 100%
ownership of Direct Bulgaria the Direct Morocco Subsidiaries.  Closing of the
transaction, which is expected to occur by February 15, 2011, is subject to regulatory approvals, approval of DPE’s shareholders and other customary closing conditions.

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Why Bulgaria?
Complementary to
operations in Turkey
and Romania w/o
diverting
resources
Gas Discovery at
Deventci R-1
Minimizes Risk
Upside  from
Etropole Shale and
Aglen field re-
development
Attractive for JV
Near term
Catalyst with
Deventci R-2
“Drill Ready”
Attractive fiscal terms
promoting development of gas
resources
End user gas prices
approximately $10.00 /mcf
Royalty 2.5% - 30% (oil)
2.5% - 30% (gas)
Tax 10%
Large acreage with gas
discovery, field re-development
and conventional and
unconventional upside
Close proximity to the existing
Bulgarian gas pipeline system
Bulgaria imports ~ 90% of its
energy from Russia
’09 Average BOPD
Consumption   125k
Production 3k
Net Imports 122k
Crude Oil Consumption vs. Production
’09 Average BCF/d
Consumption     0.26
Production 0.02
Net Imports 0.24
Natural Gas Consumption vs. Production

Romania
Serbia
Macedonia
Greece
Turkey
GPRS+CS Chiren
Sofia
Vratsa
Pernik
Botevgrad
Elin Pelin
Lovech
Sevlievo
Levski
Byala
Ruse
Razgrad
Isperikh
CS Kardam 2
CS Kardam 1
General Toshevo
CS Valchi Dol
Debrich
CS Provadya
Varna
CS Polski Senovets
Sliven
CS Lozenets
Burgas
Debalt
Yamboi
Stara Zagora
Polovski
CS Strandzha
CS Ihtiman
Pazardzhik
Asenovgrad
CS Petrich

ROMANIA
GREECE
Bulgaria

Bulgaria
DPE Bulgaria’s license areas are located in close proximity to the existing
Bulgarian gas pipeline system cutting across the southeastern portion of the
A-Lovech Block. The block is within driving distance from TransAtlantic’s yard in the Thrace Basin. The oil service industry in Romania provides additional access to services and supplies. The port of Varna on the Black Sea is well placed for the importation of materials as is the Danube River.
General location of
DPE License Area

Romania
Danube River
Bulgaria
Extent of Etropole Gas Shale Play
(Area shown covers approximately 500,000 acres)
Projected Extent of Etropole Gas Shale Play
Existing Fields
DPB Contingent Resource Fields
DPB Prospective Resource Prospects
A-Lovech Block
West Koynare Field
(Deventci Discovery )
Deventci Trend
L. Jurassic HTD
East Koynare
Chrien Gas Storage Field
DPE holds deep rights underneath
Aglen Trend
M. Triassic HTD
Aglen Block
Gas Transmission Line
25 Km
Lukovit
Aglen Field
(Re-development project)

A-Lovech Block (Approximately 600,000 acres) 6

Projected Outline of Etropole Shale PC
(to be filed in late 2012 ~ 350,000 to 400,000 acres)
X/Y: Meters
Koynare 3D survey (acquisition complete)
3P Reserve Area Surrounding Deventci Discovery
(as per internal estimates for the PC application - 3rd Party evaluation to commence Q1 2011)
Only selected seismic lines shown
A-Lovech Block (Extended through Nov-2011)
Koynare Production Concession 160,000 acres (In process)

Seismic Coverage 7

TRANSATLANTIC Petroleum Ltd.

Line AB2-9
South
Lukovit R-1
Deventsi R-2
Line AB2-9
North
Ro .6
Ro 1.0
Ro 1.3

Seismic Type Section Rakita half graben Hydrothermal fluids Carboniferous coals Bachiishte Shale Etropole Shale Aglen Ridge Play Lukovit Prospect Deventci Type Play Ozirovo 8

SP:
420.0
440.0
460.0
480.0
500.0
520.0
540.0
560.0
580.0
600.0
1.700
1.800
1.900
2.000
2.100
2.200
2.300
2.400
2.500
2.600
2.700
2.800
Seismic Micro-Technology, Inc.
Project: Bulgaria102000
Project Location:
Line AB2-9 PSTM, JEH - Work

Line seismic near the Deventci R-1 well Denv-1 projection Possible alteration zone 9

TRANSATLANTIC Petroleum Ltd.

Prospective Resources Borovan Area
Prospective Resources Vranik Area
Dolomitized fault complex
Primary fault for hydrothermal fluids
Production License Boundary
Upside (P1)
Deventsi
Prospective Resources Sadovets Area
Chiren
AB2-7
AB2-9 PSTM
AB2-11
86-28
377-7
377-6
377-2
583-16
583-22
583-11
-3700
-4400
-4200
-4100
-4000
-3900
-2500
-2600
-3100
-3200
Direct Petroleum Bulgaria, Ltd.
A-Lovech Block, Bulgaria
Ozirovo Seismic Structure Map
Contour Interval: 100 m
Note: Only key seismic lines shown

Koynare Production Concession
Contingent Resources* for Deventci Area
P(90)   92 Bcfe
P(50) 245 Bcfe
P(10) 586 Bcfe
Structure Map on Top of Ozirovo

Deventci
Discovery
(P90)
(P10)
(P50)
Direct Petroleum has completed the filing for the Koynare Production Concession (“KPC”), covering some 160,000 acres on the A-Lovech Block. The KPC is comprised of the primary development area to be known as Deventci and three prospective resource areas along the geological trend as shown above with the brown labels.
Final approval of the KPC is expected late Q1 2011.
*Resource evaluation was prepared internally by Direct Petroleum and has not been evaluated by a third party reservoir engineer.

Telish
Sadovets
Rakita
Radomirci
Planned Koynare to Aglen Pipeline (23 km)
Northern Loop of Bulgarian Gas Pipeline System
Aglen Gas Plant
Aglen
© 2008 Tele Atlas
Image © 2008 TerraMetrics

Planned Koynare/Aglen Pipeline and
Proximity to Existing Infrastructure
Discovered Gas fields Known structures to be drilled
The historical facilities serving the 2
previously producing wells on Aglen
have been abandoned including the
original gas plant. A new interconnect
to the Bulgarian gas transit system is
needed as well as modern production
facilities
Initial Portion of Koynare
Production Concession
DPE Aglen Field
Redevelopment
Project

TRANSATLANTIC Petroleum Ltd.
Romania
Danube River
Bulgaria
Extent of Etropole Gas Shale Play
(Area shown covers approximately 500,000 acres)
A-Lovech Block
Projected Extent of Etropole Gas Shale Play
Existing Fields
DPB Contingent Resource Fields
DPB Prospective Resource Prospects
West Koynare Field
(Deventci Discovery )
Deventci Trend
L. Jurassic HTD
East Koynare
Chrien Gas Storage Field
DPE holds deep rights underneath
Aglen Trend
M. Triassic HTD
Aglen Block
Gas Transmission Line
25 Km
Lukovit
Aglen Field
(Re-development project)

Etropole Shale Potential 12

Etropole Fm
Shipkovo mbr
Lopjan or Nefela mbr
Ozirovo Fm
Stefanetz mbr
Bukorovtsi mbr
Suhundol mbr
Borima Fm
Dolni Lukovit mbr
Perfs in Deventci
Gas shows
Shale
potential
Etropole Shale Play

30%
49%
21%
Clay
Carbonates
Other

Romania
Danube River
Bulgaria
Extent of Etropole Gas Shale Play
(Area shown covers approximately 500,000 acres)
Projected Extent of Etropole Gas Shale Play
Existing Fields
DPB Contingent Resource Fields
DPB Prospective Resource Prospects
A-Lovech Block
West Koynare Field
(Deventci Discovery )
Deventci Trend
L. Jurassic HTD
East Koynare
Chrien Gas Storage Field
DPE holds deep rights underneath
Aglen Trend
M. Triassic HTD
Aglen Block
Gas Transmission Line
25 Km
Lukovit
Aglen Field
(Re-development project)

Aglen Field Re-development 14

Structure Map Showing Extent of Aglen Field

The Aglen field was originally discovered by the Bulgarians in the late 1980s with the assistance of Soviet oil and gas experts. After the initial two wells drilled on top of the structure proved successful, drilling was continued on the flanks of the structure to establish the gas/water contact. Production from the initial two wells resulted in the production of 9 bcf without the aid of reservoir stimulation or modern production optimization.

Permian Basin, TX ‘38 Gas Flare Deventci R-1 well Appendix

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Bulgaria’s Energy Profile
Area
110,879 km2
Comparative Area Slightly larger than Tennessee
‘09 Population Est. 7.58 million
’09 GDP (Nominal) $50.6 billion
Fitch Sovereign BBB Stable
Risk Rating
‘09 Proved Reserves 15 million BBLS / 0.55 BCF
‘09 Daily Consumption 125k BOPD /  0.33 BCF/d
‘09 Daily Production 3.2k BOPD /  0.02 BCF/d
Royalty 2.5% - 30% (oil)
2.5% - 30% (gas)
Corporate Tax 10%
Oil is sold at world market prices
Oil and Gas imports from Russia
Only 10% demand met by domestic supply
Source: IEA, CIA - The World Fact Book, and IHS

Crude Oil Consumption vs. Production
000
BOPD
EU Member
Natural Gas Consumption vs. Production
BCF/d
’09 Average BOPD
Consumption   125k
Production 3k
Net Imports 122k
’09 Average BCF/d
Consumption   0.26
Production 0.02
Net Imports 0.24
(see next page)

Description of Bulgarian Licenses
License Holder: DP Bulgaria (100%)
Term & Work
Program: Prospecting and Exploration Permit for A-Lovech Block
• Appraisal extension granted till end of November, 2011.
• Each commercial discovery within the block can hold the
entire geological trend portion of the block by
converting into long term Production Concession.
• Application for the Koynare Production Concession was
made on 11 November 2010.
• Exploration Permit for Aglen Block
• Primary term with extensions through April 2014.
• Initial work commitments for first 3 years have been
fulfilled.
• Commitment to drill 2 wells (2,500 meter minimum) in
years 4-7 (2010 thru 2014).
Production Concessions have a primary term of 35 years
with a possible 15 year extension.
Royalty:State of Bulgaria
Based on “R” factor and calculated by:  R=TCR/TCC,
where:
• TCR is the amount of the total cumulative revenues from
the work, connected to the object of concession, for all
periods under  review, where the paid concession
remuneration is deducted
• TCC is the amount of total cumulative costs for the work
connected to the object of concession (exploration,
prospecting, valuation, exploitation, development) for all
periods under review.
R-Factor
DPE has run economic calculations on the royalty percentages for ranges of “R.” These are guidelines only as actual percentages are
determined by the Production Concession
Bonuses: No bonuses paid during production concession
Taxes:Income tax of 10%
Royalty
-             1.50                2.50%
1.50           1.74                5.00%
1.75           1.99                10.00%
2.00           2.49                12.50%
2.50           2.99                22.50%
3.00           10.00              30.00%
R-Factor Range

Hydrothermal Dolomite
This core section from the Aglen R2 shows typical “Zebra” fabric diagnostic of some Hydrothermal Dolomite reservoirs (“HDT”). The black areas are porous reservoir with extensive fracturing also present.

HYDROTHERMAL DOLOMITE
TOP SHALE SEAL-AQUITARD
'SAG' INFILL
HOST LIMESTONE
FRACTURES OVER MINOR BASEMENT HIGH
INTERNAL SHALE AQUITARDS
THINNER SAND, REDUCED HYDROTHERMAL FLUID FLOW/VOL.
NO DOLOMITE, MVT ABOVE SAND PINCH-OUT
INTERNAL/STRAT. HIGHER SANDSTONE AQUIFER
PINCH-OUT OF SAND
BASAL SANDSTONE AQUIFER
FLANK OF BASEMENT HIGH
BASEMENT (FRACTURED, WEATHERED)

GEOMETRIES OF HYDROTHERMALLY ALTERED RESERVOIRS From G. Davies and L Smith 2006 20

STRATIGRAPHY
LITHOLOGY
DISCOVERIES
RESERVOIR HORIZONS
SOURCE HORIZONS
CENOZOIC
QUATERNARY
PLIOCENE
MIOCENE
OLIGOCENE
EOCENE
UPPER
MIDDLE
LOWER
PALAEOCENE
MESOZOIC
CRETACEOUS
UPPER
LOWER
JURASSIC
UPPER
MIDDLE
LOWER
TRIASSIC
UPPER
MIDDLE
LOWER
PALEOZOIC
PERMIAN
UPPER
LOWER
CARBONIFEROUS
UPPER
LOWER
DEVONIAN
UPPER
MIDDLE
LOWER
GALATA
TJULENOVO
DOLNI LUKOVIT
BURDADSKI GERAN
BUTAN, BAZOVETS
PISAROVO
DEVETAKI
DUBNIC
Sevlievo
KEY
SANDSTONE
CARBONATES
SHALE
EVAPORITES
VOLCANICS
MAJOR UNCONFORMITIES

HTD found in the Deventci well Etropole Fm Bachiishte Fm Carboniferous coal Bulgarian Stratigraphic column 21